EXHIBIT 99.2

                  BANA 2002 and 2003 Transactions Certification

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, H. Randall Chestnut, Senior Vice President of Bank of America, N.A., as servicer (the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar year 2003 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar year 2003.

Dated: March 18, 2004


                                       BANK OF AMERICA, N.A.,
                                          as Servicer


                                       By: /S/ H. Randall Chestnut
                                          Name:   H. Randall Chestnut
                                          Title:  Senior Vice President


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                                    EXHIBIT I

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

                         PARTIES                              DATE OF POOLING AGREEMENT             SERIES
=========================================================== =============================== ========================
Bank of America Mortgage Securities, Inc., Bank of          January 24, 2002                        2002-A
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          January 24, 2002                        2002-1
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          February 21, 2002                       2002-B
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          February 21, 2002                       2002-2
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          March 26, 2002                          2002-3
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 25, 2002                          2002-4
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 25, 2002                          2002-C
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          April 26, 2002                          2002-5
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          May 23, 2002                            2002-D
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          May 23, 2002                            2002-E
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 26, 2002                           2002-F
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 25, 2002                           2002-6
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          June 26, 2002                           2002-G
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          July 25, 2002                           2002-7
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          July 25, 2002                           2002-H
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          August 27, 2002                         2002-I
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 26, 2002                      2002-J
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 27, 2002                      2002-K
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          August 27, 2002                         2002-8
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          September 26, 2002                      2002-9
America, N.A. and The Bank of New York

Bank of America Mortgage Securities, Inc., Bank of          October 24, 2002, as amended            2002-10
America, N.A. and The Bank of New York                      by Amendment No. 1, dated
                                                            January 30, 2004


Banc of America Mortgage Securities,    January 28, 2003, as    BoALT 2003-1
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    January 28, 2003, as       2003-A
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    January 28, 2003 (as       2003-1
Inc., Bank of America, N.A. and Wells   amended, January 30,
Fargo Bank, N.A.                        2004)

Banc of America Mortgage Securities,    February 25, 2003, as      2003-B
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    March 24, 2003, as         2003-2
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    March 25, 2003, as         2003-C
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    March 25, 2003, as      BoALT 2003-2
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    April 23, 2003, as         2003-3
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    April 24, 2003, as      BoALT 2003-3
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    April 24, 2003, as         2003-D
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    May 22, 2003, as           2003-4
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    May 22, 2003, as        BoALT 2003-4
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    May 22, 2003, as           2003-E
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    June 24, 2003 (as          2003-F
Inc., Bank of America, N.A. and Wells   amended, January 30,
Fargo Bank, N.A.                        2004)

Banc of America Mortgage Securities,    June 24, 2003, as       BoALT 2003-5
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    July 24, 2003, as          2003-G
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    July 24, 2003, as          2003-6
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    July 24, 2003, as       BoALT 2003-6
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    August 27, 2003, as        2003-7
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    August 27, 2003, as        2003-H
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    August 27, 2003, as     BoALT 2003-7
Inc., Bank of America, N.A. and Wells   amended by Amendment
Fargo Bank, N.A.                        No. 1, dated January
                                        30, 2004

Banc of America Mortgage Securities,    September 25, 2003,        2003-I
Inc., Bank of America, N.A. and Wells   as amended by
Fargo Bank, N.A.                        Amendment No. 1,
                                        dated January 30, 2004

Banc of America Mortgage Securities,    September 25, 2003,     BoALT 2003-8
Inc., Bank of America, N.A. and Wells   as amended by
Fargo Bank, N.A.                        Amendment No. 1,
                                        dated January 30, 2004

Banc of America Mortgage Securities,    October 23, 2003           2003-8
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    October 27, 2003        BoALT 2003-9
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    October 27, 2003           2003-J
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    November 25, 2003          2003-K
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    November 25, 2003          2003-9
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    November 26, 2003       BoALT 2003-10
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    December 23, 2003          2003-10
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    December 23, 2003          2003-L
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Banc of America Mortgage Securities,    December 23, 2003       BoALT 2003-11
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.
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